COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company leases office space, office equipment and various motor vehicles under operating leases.

1.	The Company's office space and office equipment are rented under several operating leases.

Future minimum lease commitments under non-cancelable operating leases for the years ended December 31, were as follows:

2018	$18,150
2019	17,060
2020	14,879
2021	13,207
2022	14,379
2023 and thereafter	19,392

$97,067

Rent expenses for the years 2017, 2016 and 2015 were approximately $14,103, $23,669 and $15,880, respectively.

On October 30, 2015, the Company entered into an agreement to rent new office space in Hoboken NJ, USA. Consequently, in November 2016, the Company ceased using its offices in Paramus, NJ and Manhattan, NY, USA prior to their original contractual termination date, and the Company set to sub-lease its two former facilities in New Jersey and New York for the remainder of their respective lease terms. As a result, the Company recorded an exit activity liability as of December 31, 2016 and recognized rent expenses in the amount of $6,457. In 2017, the Company managed to sub-lease additional space of its former facilities, and as a result, the Company recognized rent income in the amount of $3,067.

2.	The Company leases its motor vehicles under cancelable operating lease agreements.

The minimum payment under these operating leases, upon cancellation of these lease agreements was $ 671 as of December 31, 2017.

Lease expenses for motor vehicles for the years 2017, 2016 and 2015 were $2,656, $2,747 and $5,103, respectively.

b.	Other commitments:

The Company is obligated under certain agreements with its suppliers to purchase licenses and hosting services. These non-cancelable obligations as of December 31, 2017 and 2016 were $30,831 and $22,207, respectively.

c.          Legal proceedings:

1.
In May 2009, inContact was served a lawsuit titled California College, Inc., et al., v. UCN, Inc., et al. in connection with the sale of services with those Insidesales.com, Inc. California College originally sought damages in excess of $20,000. Insidesales.com and inContact filed cross-claims against one another, which they subsequently agreed to dismiss with prejudice. In October 2011, California College reached a settlement with Insidesales.com, the terms of which have not been disclosed and remain confidential. In June of 2013, California College amended its damages claim to $14,400, of which approximately $5,000 was alleged to be pre-judgment interest. On September 10, 2013, the court issued an order on inContact's Motion for Partial Summary Judgment. The court determined that factual disputes exist as to several of the claims, but dismissed California College's cause of action for intentional interference with prospective economic relations and the claim for prejudgment interest. Dismissing the claim for prejudgment interest effectively reduced the claim for damages to approximately $9,200. The trial court granted inContact’s motion to stay the trial without date pending an interlocutory appeal to the Utah Supreme Court of the trial court’s ruling with respect to allowing California College’s experts to testify at trial. The briefs were filed in the matter and oral arguments were made in August 2017. The Utah Court of Appeals has yet to rule on the matter. At this stage we are unable to evaluate the probability of a favorable or unfavorable outcome in this litigation.

2.
From time to time the Company or its subsidiaries may be involved in legal proceedings and/or litigation arising in the ordinary course of business. While the outcome of these matters cannot be predicted with certainty, the Company does not believe it will have a material effect on its consolidated financial position, results of operations, or cash flows.